 Exhibit 32.2

CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER IN ACCORDANCE WITH 18 U.S.C. SECTION 1350,
AS ADOPTED BY SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Sanara MedTech Inc. on Form 10-Q for the period ending June 30, 2020 (the “Report”) as filed with the Securities and Exchange Commission on the date hereof, I, Michael McNeil, Principal Financial Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1)
The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)
The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the issuer.

August 13, 2020

/s/ Michael McNeil
Michael McNeil,
Chief Financial Officer